UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2011

OPKO Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd

Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 575-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

OPKO Health, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K that was initially filed with the Securities and Exchange Commission on October 13, 2011, to file the financial statements and pro forma information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of Claros Diagnostics, Inc.

ITEM 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The following financial statements of Claros Diagnostics, Inc. are being filed with this report as Exhibit 99.1:

•	Audited Balance Sheets as of December 31, 2010 and December 31, 2009

•	Audited Statements of Operations for the years ended and Cumulative for the periods October 27, 2004 (Inception) to December 31, 2010 and December 31, 2009

•	Audited Statements of Change in Equity and Comprehensive Income for the years ended December 31, 2010 and 2009 and for the periods October 27, 2004 (Inception) to December 31, 2010 and 2009

•	Audited Statements of Cash Flows for the years ended December 31, 2010 and December 31, 2009

•	Unaudited Balance Sheets as of September 30, 2011 and September 30, 2010

•	Unaudited Statements of Operations for the nine months ended and Cumulative for the periods October 27, 2004 (Inception) to September 30, 2011 and September 30, 2010

•	Unaudited Statements of Cash Flows for the nine months ended and Cumulative for the periods October 27, 2004 (Inception) to September 30, 2011 and September 30, 2010

(b) Pro Forma Financial Information.

The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2011

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Kirkland Albrecht & Fredrickson, LLC

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

By	/s/ Rao Uppaluri
Name:	Rao Uppaluri
Title:	Senior Vice President, Chief Financial Officer

Date November 14, 2011

Exhibit Index

Exhibit Number	Description

23.1	Consent of Kirkland Albrecht & Fredrickson, LLC

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)